UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 24, 2014

Yadkin Financial Corporation
(Exact Name of Registrant As Specified in Its Charter)
North Carolina
(State or Other Jurisdiction of Incorporation)

000-52099	20-4495993

(Commission File Number)	(I.R.S. Employer Identification No.)

209 North Bridge Street, Elkin, NC	28621

(Address of Principal Executive Offices)	(Zip Code)
(704) 768-1161
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition
Elkin, NC - April 24, 2014- Yadkin Financial Corporation (NASDAQ: YDKN), the holding company for Yadkin Bank, announced today financial results for the first quarter ended March 31, 2014. Net income available to common shareholders for the quarter was $3.3 million, or $0.23 per diluted share, compared to net income of $4.2 million, or $0.30 per diluted share, in the fourth quarter of 2014, and net income of $4.2 million, or $0.30 per diluted share, in the first quarter of 2013.

A copy of the press release issued by Yadkin Financial Corporation dated April 24, 2014 announcing financial results for the quarter ending March 31, 2014 is attached hereto.

Yadkin Financial Corporation has filed a preliminary proxy statement/prospectus on Form S-4 concerning the proposed merger with VantageSouth Bancshares, Inc. with the Securities and Exchange Commission (the “SEC”). This document is not yet final and will be amended. WE URGE INVESTORS TO READ THE DEFINITIVE VERSION OF THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings by Yadkin Financial Corporation, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Yadkin Financial Corporation, 209 North Bridge Street, Elkin, North Carolina 28261, Attention: Corporate Secretary.

The directors and executive officers of Yadkin Financial Corporation and other persons may be deemed to be participants in the solicitation of proxies from Yadkin Financial Corporation shareholders in connection with the proposed merger. Information regarding Yadkin Financial Corporation’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2013. Other information regarding the participants in the Yadkin Financial Corporation proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

About Yadkin Financial Corporation
Yadkin Financial Corporation is the holding company for Yadkin Bank, a full-service community bank with 33 branches throughout its two regions in North Carolina and South Carolina. The Western Region serves Avery, Watauga, Ashe, Surry, Wilkes, Yadkin, Durham, and Orange Counties. The Southern Region serves Iredell, Mecklenburg, and Union Counties in North Carolina, and Cherokee and York Counties in South Carolina. The Bank provides mortgage-lending services through its mortgage division, Yadkin Mortgage, headquartered in Greensboro, NC. Securities brokerage services are provided by Yadkin Wealth, Inc., a Bank subsidiary with offices located throughout the branch network. Yadkin Financial Corporation’s website is www.yadkinbank.com. Yadkin shares are traded on NASDAQ under the symbol YDKN.

SAFE HARBOR

This news release contains forward-looking statements, as defined by Federal Securities Laws, including statements about financial outlook and business environment. Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions.  These statements are provided to assist in the understanding of future financial performance and such performance involves risks and uncertainties that may cause actual results to differ materially from those anticipated in such statements. Any such statements are based on current expectations and involve a number of risks and uncertainties.  For a discussion of some factors that may cause such forward-looking statements to differ materially from actual results, please refer to the section entitled “Forward Looking Statements” on pages 1-2 of Yadkin Financial Corporation’s annual report filed on Form 10-K with the SEC for the year ended December 31, 2013, and in the section entitled "Risk Factors" in the annual report filed on Form 10-K for the year ended December 31, 2013.  Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements.

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibits
Exhibit No.	Exhibit
99.1	Earnings Press Release for the quarter ended March 31, 2014.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YADKIN FINANCIAL CORPORATION
April 24, 2014	By:	/s/ Jan H. Hollar
		Name:	Jan H. Hollar
		Title:	Executive Vice President and Chief Financial Officer
"Principal Accounting Officer"

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings Press Release for the quarter ended March 31, 2014.